AUGUST 2022 Investor Presentation // NYSE: FTK Exhibit 99.2

Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Although forward- looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. Investor Presentation / August 2022 // 2

Company Overview


Marlow, OK
Monahans, TX
Raceland, LA
Houston, TX (HQ)
Abu Dhabi, UAE
Headquarters
Offices

FLOTEK INDUSTRIES (FTK)

Technology-driven chemistry and data analytics company

Founded:	**1985**
Employees:	**~140**
Countries with Clients:	**15+**
Research Centers:	**2**
Corporate Headquarters:	**Houston**

Chemical Technologies

Energy Chemistry Technologies

Sustainable stimulation chemistry to maximize production and minimize environmental impact.

Commercial & Consumer Professional Chemistry

High-performance products for commercial and personal use.

Data Analytics

Digital Technologies & Data Analytics

Transforming business through real-time data, monitoring and visualization across the energy value chain.

FLOTEK Investor Presentation / August 2022 // 3

Our Vision And Mission Our Vision Flotek Industries, Inc. creates solutions to reduce the environmental impact of energy on air, water, land and people. Our Mission To be the collaborative ESG partner of choice for sustainable chemistry technology and digital analytics solutions. Value Proposition We collaborate and deliver sustainable, optimized chemistry and data solutions that maximize our customer’s value while improving their ESG profile. Sustainable Chemistry & Data Solutions Collaborative Partnerships Investor Presentation / August 2022 // 4

Strategic Priorities Flawless Execution Exemplary safety and service delivery Capital-light Growth No new capital required to support robust growth Environmental Leadership Focus on protecting people, land, air, and water Investor Presentation / August 2022 // 5 Sustainable Revenue 10-year contract with guaranteed minimum of $2B+ Focus on Profitability Upper quartile performance of SG&A as a percentage of revenue Strong Balance Sheet Low debt balance positions company to prosper through the cycle

Flawless Execution • 412,160 hours worked with zero OSHA Recordable Injuries • ISO 9001, EPA, and FDA certification – no major findings • Maintained HSE regulatory compliance in the areas of: Air Permits, Storm Water Permits, Haz Mat Reporting, Haz Waste Reporting, OSHA Programs and Reporting. Flotek – HSE Metrics Year TRIR Average # of Employees Recordable Injuries Lost Time Days Restricted Days DART (Days Away) Auto Accidents 2018 0.963 357 5 180 0 0.385 2 2019 0.372 235 1 0 0 0.0 1 2020 0.800 188 2 29 59 0.40 1 2021 0.000 149 0 0 0 0 0 Safety is Priority #1 Minimize Non-Productive Time (NPT) Investor Presentation / August 2022 // 6 • Focus on customer intimacy to align organizational capabilities with client needs • Built client fulfillment team to improve real-time communication with customers’ wellsite operations • Deployed real-time telemetry to entire ISO fleet to provide instant monitoring of field-deployed chemistry

Supportive Industry Fundamentals • E&P focus on production stability and margin, not growth and market share • Capital discipline has been resilient across the value chain • Focus on ROIC and returning capital to shareholders Increased Industry Stability – So Far This Cycle is Different US onshore: Active vs Working fleet count Number of fleets Investor Presentation / August 2022 // 7 100 150 200 250 300 350 400 Q2 21 Q3 21 Q4 21 Q1 22 *Weekly Fleet Counts Unexpected disruption at start of Q1 Flat in Q2 @ 279 Avg Q2 22 Macro-environment factors • 7–10-year underinvestment in infrastructure • Continued supply chain disruptions Energy sector factors (OFS companies) • Equipment tightness expected over next +18 months • Lower capital intensity (replace vs build new) • Prioritize balance sheet strength Energy sector factors (Oil and gas operators) • OPEC spare production at historical low • Focus on developing known resources and less long-term exploration programs

Profrac Partnership Benefits • $2.1B in revenue backlog over 10 years • Take-or-pay aspect of contract provides for predictability of cash flow • Contract provides industry imprimatur and is not exclusive • Scale allows for greater cost efficiency through procurement • Friction reducers covered by a cost-plus mechanism that ensures a minimum margin • Provides opportunity to upsell higher margin chemicals $- $50,000 $100,000 $150,000 $200,000 $250,000 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E ProFrac Contract Proves FTK is Industry’s Collaborative Partner of Choice ProFrac Contract Revenue Investor Presentation / August 2022 // 8

Gaining Market Share – Customer Consolidation Source: ProFrac ProFrac Strategy Supportive of Flotek Growth 44 Fleets by the end of 2022 June 21: ProFrac announced an agreement to acquire US Well Services (USWS) in all stock transaction Investor Presentation / August 2022 // 9

Gaining Market Share – Customer Consolidation

Market Share by Fleet

Built-in revenue growth

- ~280 total NAM frac fleets
- Fully ramped ProFrac contract (30 fleets) translates to 11% market share
- Served 8 ProFrac fleets on average in Q2 and ramping up
- FTK entitled to provide chemistry by volume on the greater of 30 fleets or 70% of ProFrac's total fleet count
- Avg basin spend is $500k - $600k/month per fleet

Strong consolidation trend continues

- In March, ProFrac acquired FTS International (FTSI), a pure-play frac services provider with 25 total fleets
- In June, ProFrac announced the acquisition of US Well Services
- Top 5 frac service providers account for ~70% of market

Current North America Frac Fleet


Other
Halliburton
Evolution
Calfrac
Cudd
Universal
Liberty
ProPetro
Nextier
Profrac

FLOTEK Investor Presentation / August 2022 // 10

Transactional Growth Managing for Rapid Growth Investor Presentation / August 2022 // 11 Transactional revenue expansion continues to outpace frac fleet market • +13% base growth compared to Q1 2022 • +100% compared to Q2 2021 Transactional business produces higher margins • Higher proportion of value-added chemistry Q2 2022 Revenue Breakdown ProFrac 53% Transactional 47%

Flotek Revenue Opportunity Managing for Rapid Growth Quarterly Consolidated Revenue Investor Presentation / August 2022 // 12 Average Crew Count • Q1 2022A – 0 • Q2 2022A – 8 • Q3 2022E – 16 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 Q1 2020A Q2 2020A Q3 2020A Q4 2020A Q1 2021A Q2 2021A Q3 2021A Q4 2021A Q1 2022A Q2 2022A Q3 2022E

Chemical Portfolio Strategy – Margin Improvement Investor Presentation / August 2022 Reducing costs • Reduced personnel costs while reinvesting in revenue generating roles - net annualized cost savings of $1MM+ $- $10,000 $20,000 $30,000 $40,000 $50,000 2017 2018 2019 2020 2021 2022 (Budget) G&A R&D Multiple Opportunities to Drive Improved Margins Top Quartile SG&A (% of Revenue) Corporate Spend COGS are the majority of cost Locked-in positive margin on industry loss-leading friction reducers In-basin deployment and blending • Establish forward staging areas • Reduction in product returns from customers Leverage volume spend • Strategic supply and economies of scale Technical reformulation support • Raw material cost reductions on key formulations // 13

Capital-light Growth Marlow Liquid Blending Facility • Capacity ~ 60MM gallons/year • 35 bulk storage tanks: 755k gallons • Heated bulk storage: 195k gallons • Ambient bulk storage: 560k gallons Low Asset Utilization Rate Means Minimal Capex Required For Growth Investor Presentation / August 2022 // 14

Path to Positive Adjusted EBITDA Margin Revenue Growth + Expense Management + Capital Light Growth = Positive Adjusted EBITDA Margin Investor Presentation / August 2022 // 15 -80.0% -70.0% -60.0% -50.0% -40.0% -30.0% -20.0% -10.0% 0.0% Q1 2020A Q2 2020A Q3 2020A Q4 2020A Q1 2021A Q2 2021A Q3 2021A Q4 2021A Q1 2022A Q2 2022A Q3 2022E Q4 2022E 2022 Quarterly Adjusted EBITDA Margin

Strong Balance Sheet

Taking decisive action to preserve balance sheet strength and liquidity to weather all cycles

Cash Balance as of June 30th, 2022 – $33.1MM

ProFrac Equity Investment

- ProFrac invested another $19.5MM in Flotek equity
- Purchase of pre-funded warrants completed at a 20% premium to 30 day VWAP

Real Estate Asset Optimization

- Waller, TX: Sold facility for $4.3MM in April, 2022
- Monahans, TX: Currently entertaining offers
- Calgary, Canada: Lease terminated at the end of February, 2022

Paycheck Protection Program (PPP)

- In Q1 2021 Flotek secured full forgiveness for JP3 PP loan of $881k
- Filed for substantial forgiveness of Flotek's $4.8MM PPP loan

FLOTEK Investor Presentation / August 2022 // 16

Our Solutions: Accelerating ESG Goals For Our Customers Our strategy is to improve our customers’ ESG performance through green chemistry and digital transformation solutions. • Our products are positioned to deliver value in an ESG-focused world. • We help our partners and customers enhance their license to operate through green chemistry and data analytics. • Our green chemistry technologies reduce total cost of ownership and environmental risk. • Our real-time data analytics help transform businesses, reducing their carbon footprint, energy consumption and emissions. • Market expansion opportunities through ESG partnerships and adjacent markets (industrial, geothermal, agriculture, solar, and advancing blue/turquoise hydrogen). Flotek Green Chemistry High-performance green chemistry Bio-based chemistry portfolio reduces liabilities in the event of cleanup or spills* Sustainable water use Reduce volumes/usage of fresh water and increase usage of produced water Reduced greenhouse gas emissions and waste Reducing carbon footprint, energy consumption and emissions through more efficient operations and real-time monitoring A partnership with far-reaching positive effects Maximize the convergence of asset performance, environmental protection, economic value and safety of the community Reduced environmental impact & risk Patented portfolio of products based on naturally sustainable, biodegradable, non-toxic plant terpenes *15MM+ Gallons of product delivered and pumped without any recordable spills Investor Presentation / August 2022 // 17

// Q2 2022 Highlights & Recent Trends // 18

Q2 2022 HIGHLIGHTS & RECENT TRENDS • ProFrac Supply Agreement effective April 1, 2022 • Consolidated revenue of $29.4MM was up 128% QoQ and 221% YoY, driven by the ProFrac Supply Agreement and continued growth in deliveries to transactional Chemistry Technologies customers • Excluding the $0.7MM non-cash revenue reduction associated with the ProFrac Supply Agreement and convertible notes, revenue was $30.1MM • Gross margin was negative $2.3MM, down from negative $0.5MM in Q1 2022 and negative $1.6MM in Q2 2021 • Excluding the $0.7MM non-cash revenue reduction mentioned above, gross margin was negative $1.6MM in Q2 2022 • Non-GAAP EBITDA in Q2 2022 was positive $8.1MM vs. negative $9.9MM in Q1 2022 and negative $6.3MM in Q2 2021 • The major item impacting the significant improvement was a $17.2MM non-cash change in fair value of convertible notes • Non-GAAP Adjusted EBITDA in Q2 2022 was a loss of $7.2MM, down $1.8MM vs. Q1 2022, and down $4.0MM vs. Q2 2021. • Adjusted EBITDA as a % of revenue improved to a loss of 24% vs. 42% in Q1 2022 Q2 2022 // 19

Q2 2022 HIGHLIGHTS & RECENT TRENDS • Strengthened our liquidity position significantly • $19.5MM pre-funded warrants issued to ProFrac at 20% premium to 30 day VWAP in June • Waller, TX: Sold facility for $4.3MM in April, 2022 and booked a $1.9MM gain • Cash position as of June 30, 2022 of $33.1MM Accounting considerations associated with ProFrac Supply Agreement and convertible notes • Each quarter we will book a non-cash revenue reduction based on the value of the convertible notes we issued to ProFrac amortized over the 10-year life of the Supply Agreement. • In Q2 we booked a non-cash revenue reduction of $0.7MM. • The convertible notes are marked to market at the end of each quarter based on a variety of factors, but most importantly the stock price at quarter end. The valuation methodology can be read in its entirety in the 10Q. • In Q2 2022 we booked a non-cash market to market gain of $17.2MM vs. a loss of $3.9MM in Q1 2022 Q2 2022 // 20

Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands, except share data) // 21 Three Months Ended Six Months Ended 6/30/2022 6/30/2021 3/31/2022 6/30/2022 6/30/2021 Revenue: Revenue from external customers $ 12,824 $ 9,165 $ 10,382 $ 23,206 $ 20,935 Revenue from related party 16,549 — 2,497 19,046 — Total revenues 29,373 9,165 12,879 42,252 20,935 Cost of goods sold 31,678 10,775 13,358 45,036 22,853 Gross loss (2,305) (1,610) (479) (2,784) (1,918) Operating costs and expenses: Selling, general, and administrative 7,431 4,203 4,879 12,310 10,287 Depreciation and amortization 182 253 195 377 560 Research and development 1,115 1,466 1,415 2,530 3,008 Gain on sale of property and equipment (1,914) (71) 8 (1,906) (69) Gain on lease termination — — (584) (584) — Change in fair value of contract consideration convertible notes payable (17,158) — 3,892 (13,266) — Total operating costs and expenses (10,344) 5,851 9,805 (539) 13,786 Income (loss) from operations 8,039 (7,461) (10,284) (2,245) (15,704) Other income (expense): Paycheck protection plan loan forgiveness — 881 — — 881 Interest expense (1,597) (17) (668) (2,265) (35) Other income (expense) , net (104) 72 224 120 39 Total other income (expense), net (1,701) 936 (444) (2,145) 885 Income (loss) before income taxes 6,338 (6,525) (10,728) (4,390) (14,819) Income tax expense (98) (21) 4 (94) (27) Net Income (loss) $ 6,240 $ (6,546) (10,724) (4,484) (14,846) Income (loss) per common share: Basic $ 0.08 $ (0.09) $ (0.15) $ (0.06) $ (0.22) Diluted $ (0.05) $ (0.09) $ (0.15) $ (0.12) $ (0.22) Weighted average common shares: Weighted average common shares used in computing basic loss per common share 74,861 69,531 73,858 73,476 69,001 Weighted average common shares used in computing diluted loss per common share 124,335 69,531 73,858 107,086 69,001

Unaudited Condensed Consolidated Balance Sheets (in thousands, except share data) // 22 June 30, 2022 December 31, 2021 ASSETS Current assets: Cash and cash equivalents $ 33,084 $ 11,534 Restricted cash 40 1,790 Accounts receivable, net of allowance for doubtful accounts of $514 and $659 at June 30, 2022 and December 31, 2021 , respectively 11,320 13,297 Accounts receivable, related party 12,030 — Inventories, net 13,249 9,454 Other current assets 4,000 3,762 Current contract asset 6,260 — Assets held for sale 535 2,762 Total current assets 80,518 42,599 Property and equipment, net 4,819 5,296 Operating lease right-of-use assets 1,771 2,041 Deferred tax assets, net 283 279 Other long-term assets 17 29 Long term contract assets 76,063 — TOTAL ASSETS $ 163,471 $ 50,244 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable 19,771 7,616 Accrued liabilities 7,115 8,996 Income taxes payable 103 4 Interest payable 106 82 Current portion of operating lease liabilities 636 602 Current portion of finance lease liabilities 34 41 Current portion of long-term debt 1,690 1,436 Convertible notes payable 18,323 — Contract consideration convertible notes payable 67,220 — Total current liabilities 114,998 18,777 Deferred revenue, long-term 84 91 Long-term operating lease liabilities 6,695 7,779 Long-term finance lease liabilities 38 53 Long-term debt 3,098 3,352 TOTAL LIABILITIES 124,913 30,052 Stockholders’ equity: Common stock, $0.0001 par value, 140,000,000 shares authorized; 82,884,690 shares issued and 76,773,333 shares outstanding at June 30, 2022 ; 79,483,837 shares issued and 73,461,203 shares outstanding at December 31, 2021 8 8 Additional paid-in capital 386,310 363,417 Accumulated other comprehensive income (loss) 176 81 Accumulated deficit (313,698) (309,214) Treasury stock, at cost; 6,022,634 and 5,580,920 shares at June 30, 2022 and December 31, 2021, respectively (34,238) (34,100) Total stockholders’ equity 38,558 20,192 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 163,471 $ 50,244

Unaudited Condensed Consolidated Statements of Cash Flows (in thousands) // 23 Six months ended June 30, 2022 2021 Cash flows from operating activities: Net loss $ (4,484) $ (14,846) Adjustments to reconcile net loss to net cash used in operating activities: Change in fair value of contingent consideration (134) (302) Change in fair value of contract consideration convertible notes payable (13,266) — Amortization of convertible note issuance costs 414 — PIK interest expense 1,819 — Amortization of contract assets 737 Depreciation and amortization 377 560 Provision for doubtful accounts, net of recoveries 87 (1) Provision for excess and obsolete inventory 769 580 Gain on sale of property and equipment (1,906) (69) Gain on lease termination (584) — Non-cash lease expense 112 163 Stock compensation expense 1,591 1,750 Deferred income tax (benefit) expense (5) 10 Paycheck protection plan loan forgiveness — (881) Changes in current assets and liabilities: Accounts receivable (10,141) 1,995 Inventories (4,521) (222) Income taxes receivable 7 207 Other current assets (244) (672) Contract assets, net (3,600) — Other long-term assets 12 541 Accounts payable 12,154 801 Accrued liabilities (2,924) (1,048) Operating lease liabilities (308) — Income taxes payable 99 168 Interest payable 24 24 Net cash used in operating activities (23,915) (11,242) Cash flows from investing activities: Capital expenditures (5) (31) Proceeds from sale of assets 4,194 74 Net cash provided by investing activities 4,189 43 Cash flows from financing activities: Proceeds from issuance of convertible notes 21,150 — Payment of issuance costs of convertible notes (1,084) — Proceeds from issuance of warrants 19,500 — Payments to tax authorities for shares withheld from employees (138) (78) Proceeds from issuance of stock 24 — Purchase from sale of common stock — (166) Payments for finance leases (21) (29) Net cash provided by (used in) provided by financing activities 39,431 (273) Effect of changes in exchange rates on cash and cash equivalents 95 (31) Net change in cash, cash equivalents and restricted cash 19,800 (11,503) Cash and cash equivalents at the beginning of period 11,534 38,660 Restricted cash at the beginning of period 1,790 664 Cash and cash equivalents and restricted cash at beginning of period 13,324 39,324 Cash and cash equivalents at end of period 33,084 27,781 Restricted cash at the end of period 40 40 Cash, cash equivalents and restricted cash at end of period $ 33,124 $ 27,821

Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings (in thousands) // 24 Three Months Ended Six Months Ended 6/30/2022 6/30/2021 3/31/2022 6/30/2022 6/30/2021 Net income (loss) $ 6,240 $ (6,546) $ (10,724) $ (4,483) $ (14,846) Interest expense 1,597 17 668 2,265 35 Interest income — (3) — — (8) Income tax (benefit) expense 98 21 (4) 94 27 Depreciation and amortization 182 253 195 377 560 EBITDA (Non-GAAP) 8,117 (6,258) (9,865) (1,747) (14,232) Stock compensation expense 852 969 739 1,591 1,707 Severance and retirement 610 946 (4) 606 979 M&A transaction costs (228) 100 94 (133) (57) Inventory step-up — 32 — — 80 (Gain) loss on disposal of assets (1,914) (71) 8 (1,906) (69) Gain on lease termination — — (584) (584) — Contract consideration convertible notes payable revaluation adjustment (17,158) — 3,892 (13,266) — Amortization of contract assets 737 — — — 737 PPP loan forgiveness — (881) — — (881) Employee retention credit — (1,923) — — (1,923) Non-Recurring professional fees 1,742 447 274 2,017 594 Discontinued Legal Fees — (59) — — 459 Winter storm (natural disaster) — — — — 199 Adjusted EBITDA (Non-GAAP) $ (7,242) $ (6,698) $ (5,446) $ (13,422) $ (12,407)

Investor Contact Bernie Colson SVP – Corporate Development & Sustainability investors@flotekind.com (713) 726-5322 // NYSE: FTK